SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 30, 1996
                                                   -------------------


                            CANADIAN GENERAL CAPITAL
              -----------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



      Delaware                      333-1352                13-7083556
  ----------------              ----------------         ----------------
   (STATE OR OTHER              (COMMISSION FILE           (IRS EMPLOYER
   JURISDICTION OF                   NUMBER)            IDENTIFICATION NO.)
    ORGANIZATION)



     IBJ Schroder Bank & Trust Company
     One State Street
     New York, New York 10004                                           84111
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 858-2000



                                 Not Applicable
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(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          NOT APPLICABLE.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          NOT APPLICABLE.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          NOT APPLICABLE.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.

          1. Receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1996.

          2. Payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1996.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  NOT APPLICABLE.

     (b)  NOT APPLICABLE.

     (c)  EXHIBITS.

          1. Administrative Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1996 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1996.

ITEM 8.   CHANGE IN FISCAL YEAR.

          NOT APPLICABLE.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         CANADIAN GENERAL CAPITAL
                         (Registrant)


                              By:  IBJ SCHRODER BANK & TRUST COMPANY
                                    as Administrative Trustee


                                    By:  /s/ Max Volmar
                                        -----------------------------------
                                        Max Volmar
                                        Vice President



Dated:  October 14, 1996

                                  EXHIBIT INDEX
Exhibit                                                                   Page
-------                                                                   ----
1.             Administrative Trustee's Report in respect of (i)           1
               receipt of $2,281,455.31 of interest on Canadian
               General Insurance Group Limited 9.125%
               Subordinated Debentures due March 31, 2026 on
               September 30, 1996 and (ii) payment of
               $2,281,455.31 to holders of Canadian General Trust
               Originated Preferred Securities and Common Stock on September 30, 1996.